UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-6041

Central Europe & Russia Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "CEE." The Fund seeks long-term capital appreciation primarily through investment in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-443-691 8 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.

There are three Closed-End Funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.-investing primarily in equity or equity-linked securities of companies domiciled in European countries that utilize the Euro currency.

•  The New Germany Fund, Inc.-investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.-investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in those regions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks such as increased share price volatility, limited liquidity and lack of industry diversification.

The Central Europe and

Russia Fund, Inc.

Semi-Annual Report

April 30, 2007

20675

The Central Europe and Russia Fund, Inc.

LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the six months ended April 30, 2007, the Central Europe and Russia Fund's total return (based on its net asset value per share) was 17.83% in United States (US) dollar terms, while its total return based on share price was 13.15%. The Fund's benchmark rose 14.34% on an un-annualized basis during the same period.1

During the first quarter of 2007, volatility was the key feature of the Russian market as global turbulence pushed the market lower at the start of the year, followed by a recovery that led the market to new highs toward the end of February, and then another sell-off and another recovery. Within the Russian portion of the portfolio, the Fund's overweight positions have primarily been related to the domestic economy (financial companies, consumer goods and infrastructure-related stocks) and industries undergoing restructuring and reform (electric utilities and telecoms).2 The Fund is also overweight in the materials segment due to our positive view on metal prices. Within the Russian energy sector, we prefer natural gas companies to oil companies. Subsequent to April 30, 2007, we have reduced exposure of the Fund to Russia.

Turkish shares also displayed sensitivity to investor sentiment during the first quarter of 2007 as global jitters at the very start of the year, and again at the end of February, drove the ISE 30 Index down 5% and 13%, respectively. The second correction was especially deep due to local political concerns and worries about the inflation trend in the country. But looking beyond Istanbul's high-beta characteristics, the other message from the first quarter was that the underlying tone of the market is very positive, supported by strong gross domestic product (GDP) growth, the prospect of easing inflation and lower interest rates, and by the market's modest valuation – less than 11 times 2007 consensus earnings.3 The Turkish market remains at a lower valuation level than its peer markets due to the high level of real interest rates, the greater perceived risk posed by the external accounts, and a variety of political risks. The Fund's allocation to Turkish equities is in line with benchmark weight as of the end of the reporting period. Sector-wise, the Fund is overweight in consumer-related, construction, and construction materials stocks and underweight in financials, conglomerates and telecoms.

The first quarter of 2007 was rather mixed for emerging European equities, with Czech and Polish markets posting respectable gains while the Hungarian market ended the period in the red. Momentum remains positive on the Prague Stock Exchange with shares continuing to advance following a strong rise in 2006. Nonetheless, we remain comfortable with the Fund's significant underweight relative to the benchmark since stock valuations are less than compelling. Still, we believe a few Czech stocks warrant a position within the Fund's portfolio because of their favorable long-term growth and good total return prospects. Telefonica O2 was added to the portfolio in the first quarter due to its defensive characteristics, including strong cash flow, high dividend, and an underleveraged balance sheet.

The Hungarian market's valuation remains reasonable, trading at levels close to those in Turkey and well below the norms for Polish and Czech shares. Downside risk seems limited, but we see few near-term triggers for a rally in Hungarian equities. Among the Fund's five core markets, Hungarian equities are allocated the smallest percentage of the portfolio.

In the first quarter of 2007, the Polish equity market continued its climb. Retail, construction and real estate were

LETTER TO THE SHAREHOLDERS (continued)

the main outperformers, while telecoms and oil and gas stocks were the main laggards. Currently, Polish stocks trade at a premium to both US and European markets. However, annual earnings per share growth is forecast to average 10% over the 2007-2009 time period. The strong economic conditions that contributed to the positive market performance in the first quarter look likely to continue, albeit at a more moderate pace. Robust economic growth, rising incomes and declining unemployment may support equity market sentiment in the months ahead despite a less dovish policy stance from the monetary policy committee.

The Fund's discount to net asset value averaged 9.96% during the six months ended April 30, 2007.

The sources, opinions and forecasts expressed herein are as of April 2007. There is no guarantee that the views, opinions and forecasts expressed in this report will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

1  A custom blend of 45% in Central Europe (CECE-Index), 45% Russia (RTX-Index) and 10% in Turkey (ISE National 30).The CECE is a regional capitalization-weighted index, including stocks from the Czech Republic, Hungary, Poland and Slovakia and is published daily by the Vienna Stock Exchange. The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange. The ISE National 30 is a capitalization-weighted index composed of National Market companies except investment trusts and will also be used for trading in the Derivatives Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

2  "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

3  Beta is a risk measure comparing the volatility of a stock's price movement to the general market.

Sincerely,

Christian Strenger Chairman	Ralf Oberbannscheidt Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.ceefund.com

ECONOMIC OUTLOOK

Czech Republic:

Real gross domestic product (GDP) growth slowed marginally to 5.8% year-over-year (yoy) in the fourth quarter of 2006 (from 5.9% yoy in Q3). The structure of demand shifted further to the domestic side as household consumption picked up to 5.4% yoy, government consumption added 2.6% yoy and fixed capital formation expanded 7.6% yoy. Net exports, in contrast, swung into negative territory, subtracting 0.3 percentage points from GDP growth. Inflation at the end of April 2007 stood at 2.5% yoy. Prevailing opinion is that the central bank could deliver the first rate hike as early as the third quarter. The government has outlined economic reforms aimed at the tax system, healthcare and pension financing. One of the main objectives of the reforms is to bring the public sector budget deficit down to 3.0% in 2008.

Hungary:

Macroeconomic data shows a picture of increased export contribution to growth with household demand and investment surprising on the downside while industrial production remained very strong. Looking ahead, we expect the continuation of positive trade balance figures and further disappointment of domestic demand driven economic figures. Meanwhile, inflation continued to rise in April 2007 (8.8% yoy). We expect growth to remain soft and yoy inflation to start falling, mainly on base effects and soft domestic demand. Monetary policy is currently tight and we expect interest rate policy to start easing in the second quarter. Fiscal policy is currently on the track of the convergence program. Balance of payments support for the currency is improving faster than expected. We believe that the period of negative news flow is now behind us, with both twin deficits improving. That said, we do not expect any ratings upgrades this year.

Poland:

Over the last few months, the central bank failed to issue hawkish comments, but now with another batch of strong data, the central bank increased rates 0.25% to 4.25% in April. We expect the monetary policy committee will continue to closely watch labor market data, as the dynamic of the fall in unemployment may raise questions about whether inflation will rise above the central bank's target in 2008-2009. Given the strong economy and the high growth of tax revenues, it is likely that 2007, as in the previous three years, will see the deficit end lower than the official target. The Polish zloty is lagging behind other currencies in the region. Despite hefty foreign direct investment (FDI) inflows, portfolio inflows over the last six months have been lagging, which may reflect the small rate premium over future inflation.

Russia:

Although inflation came in better than expected in the first quarter, underlying pressure has not disappeared yet: core inflation has not fallen at the same pace as the headline, and money supply is still very strong due to ongoing capital inflows. Meanwhile, mild weather has helped economic indicators to improve further, most notably with investment growth accelerating to 20% yoy in February (a level not seen since post-crisis recovery) and GDP growth to around 8% yoy. We expect the sharp disinflation trend to halt in the second quarter as money supply growth is still very strong and fiscal policy is too relaxed. Fiscal policy is currently loosening ahead of the Duma and Presidential elections. With the oil price forecast on the high side, the target surplus has been revised down. Although the current account surplus has deteriorated somewhat, capital inflows are chunky and foreign exchange reserves continue to rise, reaching US$369 billion by the end of April. Similar to 2006, the Central Bank of Russia will likely revalue the ruble to slow money supply growth. We expect a relatively aggressive 3.5% nominal appreciation of the ruble vs. the USD/EUR basket in 2007.

Turkey:

Household consumption has slowed in the past six months, as reflected in loan, import, and tax growth data, but a pick-up is anticipated as inflation expectations start to fall again, and against the backdrop of a robust Turkish lira. The economy should see 5.4% GDP growth this year, also supported by strong ex-privatization FDI activity. The latter has continued to support the external balance backdrop, which has also improved on lower oil prices and a strong pick-up in tourism inflows. Inflation picked up in April, rising 1.2% over the previous month; inflation is up 10.7% compared to a year ago. The Central Bank of Turkey (CBT) has become slightly more hawkish lately against the backdrop of underlying inflation pressure. Nevertheless, we continue to see the CBT starting to cut rates in July.

FUND HISTORY AS OF APRIL 30, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.ceefund.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six months ended April 30,		For the years ended October 31,
	2007(b)		2006		2005		2004		2003		2002
Net Asset Value(a)	17.83%		48.55	%(c)	48.74%		35.20	%(d)	44.88%		17.05%
Market Value(a)	13.15%		19.25%		80.71%		18.73%		60.38%		23.43%
Benchmark	14.34	%(1)	45.00	%(1)	37.81	%(1)	32.73	%(2)	40.65	%(3)	14.68	%(4)

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Total returns shown for the six month period are not annualized.

(c)  Return excludes the effect of the $3.25 per share dilution associated with the Fund's rights offering.

(d)  Return excludes the effect of the $2.15 per share dilution associated with the Fund's rights offering.

(1)  Represents an arithmetic composite consisting of 45% CECE*/45% RTX**/10% ISE National 30***.

(2)  Represents an arithmetic composite consisting of 70% CECE/30% RTX for the 5 months ended 3/31/04 and 45% CECE/45% RTX/10% ISE National 30 for the seven months ended 10/31/04. The Fund changed its benchmark from 70% CECE/30% RTX to 45% CECE/45% RTX/10% ISE National 30 on April 1, 2004.

(3)  Represents an arithmetic composite consisting of 85% CECE/15% RTX for the 9 months ended 7/31/03 and 70% CECE/30% RTX for the 3 months ended 10/31/03. The Fund changed its benchmark from 85% CECE/15% RTX to 70% CECE/30% RTX on August 1, 2003.

(4)  Represents the CECE Index.

  *  The CECE is a regional capitalization-weighted index including stocks from the Czech Republic, Hungary and Poland and is published daily by the Vienna Stock Exchange.

  **  The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange.

  ***  The ISE National 30 is a capitalization-weighted index composed of National Market companies except investment trusts and will also be used for trading in the Derivatives Market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risks including the loss of principal.

This Fund is not diversified and may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange.

The Fund is complying with the German tax transparency rules for the current fiscal year that ends on October 31, 2007 and therefore qualifies as a transparent fund within the meaning of the German fund tax law (InvStG 2004).

FUND HISTORY AS OF APRIL 30, 2007 (continued)

STATISTICS:

Net Assets	$871,333,713
Shares Outstanding	14,794,916
NAV Per Share	$58.89

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	ST Capital Gains	LT Capital Gains	Total
12/21/06	12/28/06	$0.58	$1.94	$2.99	$5.51
12/20/05	12/30/05	$0.33	$0.215	$2.507	$3.05
12/22/04	12/31/04	$0.17	$—	$—	$0.17
12/22/03	12/31/03	$0.22	$—	$—	$0.22
11/19/01	11/29/01	$0.10	$0.13	$—	$0.23

OTHER INFORMATION:

NYSE Ticker Symbol	CEE
NASDAQ Symbol	XCEEX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (4/30/07)*	1.02%

*  Represents expense ratio before custody credits. Please see "Financial Highlights" section of this report.

10 LARGEST EQUITY HOLDINGS AS OF APRIL 30, 2007 (As a % of Portfolio's Assets)

1.	Gazprom	9.9
2.	Lukoil	8.1
3.	JSC MMC Norilsk Nickel	6.6
4.	Unified Energy System	5.4
5.	Sberbank	4.9
6.	PKO Bank Polski	4.4
7.	Ceske Energeticke Zavody	4.0
8.	Bank Pekao	3.9
9.	Erste Bank Der Oester Spark	3.5
10.	Surgutneftegaz	3.4

GEOGRAPHICAL REPRESENTATION OF HOLDINGS BY COUNTRY (As a % of Portfolio's Assets)

Russia 57.4%
Poland 19.7%
Czech Republic 5.0%
Austria 3.5%
Hungary 4.7%
Turkey 9.7%

10 Largest Equity Holdings and Country Breakdown are subject to change and may not be indicative of future portfolio composition.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — Ralf Oberbannscheidt

Question: Why have the Fund's holdings in Russian consumer-related sectors increased? Isn't the Russian market a commodity story?

Answer: The Fund's weighting in consumer-related sectors in Russia has increased due to the appreciation of stocks that have had good performance, as well as an active decision by the portfolio management team to favor consumer-related sectors in Russia. It is certainly true that Russia is rich in natural resources, such as oil, gas, and precious metals, and the boom in commodity prices over the past few years has been a key factor in the growth of the Russian market. What we have seen recently, though, is that Russia's wealth in natural resources has had a trickle-down effect, leading to broad-based changes in the Russian economy. Consumer-related sectors are enjoying support as national household incomes rise strongly and increased spending drives volume gains. The emerging middle class has money to spend on food, clothes, cars, and other goods and servic es. In addition, the government and private companies now have money to spend on infrastructure development – repairing roads, building bridges, replacing old equipment, upgrading production facilities, etc. Finally, liberalization in the property and banking sectors, coupled with growing demand from the new middle class for homes and financial services, represents a long-term opportunity for companies in these sectors. Russia's two largest banks have raised $17 billion on the equity markets this year – Sberbank raised $9 billion through a rights offering and VTB raised $8 billion through an IPO. Overall IPO proceeds year-to-date for Russian companies top $15 billion (this does not include the proceeds from the Sberbank rights offering), compared approximately to $18 billion in 2006. Unlike last year, when it was the Russian oil and metals companies leading the charge, this year's IPOs have primarily been consumer and banking-related companies. We expect sustained high commodity prices to continue to bring strong liquidity flows into the Russian economy which in turn is likely to lead to a further acceleration of the domestic economy.

Question: How has the recent political turmoil in Turkey impacted that market?

Answer: Although elections in emerging markets are often eventful, the developments in Turkey, where the president is elected by parliament, took many by surprise. Investors and political observers had been focused on whether Prime Minister Erdogan would run for President. Once he decided not to run, it seemed as though the election excitement was over. Mr. Erdogan, a member of the majority party, proposed Abdullah Gul as candidate for president, and it was generally expected that Mr. Gul would win the parliamentary vote. However, the army general voiced opposition to the majority party and its candidate on the eve of the election, spurring opposition party members to boycott the vote and prevent the quorum required for the vote. Prime Minister Erdogan is now trying to change the constitution to allow the president to be elected by public vote, rather than parliament. Parliamentary elections, originally scheduled for November, are now planned for July. As far as financial markets are concerned, there was an immediate, modest decline in the market at the end of April, when the political wrangling first began, but the market has now stabilized. It will be important to monitor developments closely, but for now, we are comfortable maintaining our current weighting in Turkey.

Question: Among the CE-3 markets, Poland has the largest weight in the Fund. What are the key drivers of this market?

Answer: One of the key factors influencing the Polish market is that local investors continue to be instrumental in the growth of the equity market, providing a new source of money to drive the market. Polish investors pumped more than five billion zloty into domestic mutual funds in March, a new record. This is money over and above the regular monthly flow of funds into Poland's private pension system that has traditionally provided support for the market by allocating about 30% of assets to local equities. The pension funds have now become large enough to be able to move the market by adjusting their asset allocation.

Ralf Oberbannscheidt, Lead Portfolio Manager of The Central Europe and Russia Fund, Inc.

The sources, opinions and forecasts expressed herein are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed in this report will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — APRIL 30, 2007

Shares	Description	Value
INVESTMENTS IN RUSSIAN COMMON STOCKS – 50.7%
	COMMERCIAL BANKS – 4.7%
10,421	Sberbank	$40,537,692
1,000	Sberbank RF (GDR) Reg S*	504,976
		41,042,668
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.6%
250,000	Sistema JSFC (GDR) Reg S*	7,112,500
117,100	Rostelecom (ADR)*††	6,323,400
		13,435,900
	FOOD PRODUCTS – 1.2%
116,319	Lebedyansky JSC*	10,236,072
	METALS & MINING – 7.8%
100,000	Evraz Group (GDR)	3,525,000
281,000	JSC MMC Norilsk Nickel (ADR)	54,795,000
82,370	Polyus Gold Co. (ADR)	3,782,811
3,000	Vsmpo-Avisma Corporation	915,000
3,500	Vyksa Metallurgical Plant*	4,754,750
		67,772,561
	MULTI-UTILITIES – 5.1%
343,000	Unified Energy System (GDR)*	44,761,500
	OIL, GAS & CONSUMABLE FUELS – 28.2%
1,400,000	Gazprom	13,979,000
498,824	Integra Group Holdings (GDR)*	10,470,316
860,000	Lukoil* (ADR)	67,338,000
220,000	NovaTek OAO-Spons (GDR)	11,528,000
1,725,000	OAO Gazprom (GDR)*	68,741,250
3,000,000	Rosneft Oil Company (GDR)*	26,190,000
440,000	Surgutneftegaz (ADR)*††	28,556,000
107,000	Tatneft (GDR)	10,593,000
153,250	TMK OAO* (GDR)	5,593,625
1,143,800	TNK-BP*	2,407,699
		245,396,890
	PERSONAL PRODUCTS – 0.5%
119,540	Kalina	4,542,520
	REAL ESTATE – 0.4%
300,000	RGI International Ltd.*	3,540,000

Shares	Description	Value
	WIRELESS TELECOMMUNICATION SERVICES – 1.2%
140,000	Mobile Telesystems (GDR)	$7,835,800
50,000	Mobile Telesystems-Sp (ADR)	2,798,500
		10,634,300
	Total Investment in Russian Common Stocks (cost $218,228,135)	441,362,411
INVESTMENTS IN POLISH COMMON STOCKS – 18.8%
	BUILDING PRODUCTS – 0.8%
425,950	Cersanit-Krasnystaw*	7,382,130
	COMMERCIAL BANKS – 9.7%
340,000	Bank Pekao	32,164,480
45,000	Bank Przemyslowo-Handlowy PBkank	15,966,016
2,000,000	PKO Bank Polski	36,651,290
		84,781,786
	CONSTRUCTION & ENGINEERING – 0.2%
40,842	Budimex*	1,847,222
	DIVERSIFIED TELECOMMUNICATION SERVICES – 3.0%
692,135	Multimedia Polska*	3,297,544
2,320,207	Telekomunikacja Polska	18,730,228
490,000	Telekomunikacja Polska (GDR)†	3,944,500
		25,972,272
	MEDIA – 0.2%
188,500	TVN	1,846,414
	METAL & MINING – 2.4%
550,000	KGHM Polska Miedz*	21,208,736
	OIL, GAS & CONSUMABLE FUELS – 1.6%
536,102	Polski Koncern Naftowy	8,827,483
149,500	Polski Koncern Naftowy (GDR)	4,933,500
		13,760,983
	REAL ESTATE – 0.9%
190,000	Echo Investment*	7,395,128
	Total Investments in Polish Common Stocks (cost $92,851,321)	164,194,671

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — APRIL 30, 2007 (continued)

Shares	Description	Value
INVESTMENTS IN HUNGARIAN COMMON STOCKS – 4.5%
	COMMERCIAL BANKS – 2.3%
387,400	OTP Bank	$19,858,893
	DIVERSIFIED TELECOMMUNICATION SERVICES – 0.7%
1,000,000	Magyar Telekom	5,835,997
	OIL, GAS & CONSUMABLE FUELS – 0.7%
50,000	MOL Hungarian Oil and Gas	6,145,983
	PHARMACEUTICALS – 0.8%
30,000	Gedeon Richter RT	6,199,713
4,300	Gedeon Richter (GDR)*	871,825
		7,071,538
	Total Investments in Hungarian Common Stocks (cost $14,752,911)	38,912,411
INVESTMENTS IN CZECH REPUBLIC COMMON STOCKS – 4.8%
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.0%
300,000	Telefonica 02	8,997,093
	MULTI-UTILITIES – 3.8%
675,000	Ceske Energeticke Zavody	32,997,820
	Total Investments in Czech Republic Common Stocks (cost $9,531,606)	41,994,913
INVESTMENTS IN TURKISH COMMON STOCKS – 9.3%
	AUTOMOBILES – 1.0%
200,000	Ford Otomotiv Sanayi	1,711,152
1,600,000	Tofas Turk Otomobil Fabrika	7,078,611
		8,789,763
	BUILDING PRODUCTS – 0.5%
1,528,517	Trakya Cam Sanayii	4,359,207
	COMMERCIAL BANKS – 0.2%
750,000	Turkiye Sinai Kalkinma Bank	1,601,463

Shares	Description	Value
	CONSTRUCTION & ENGINEERING – 1.0%
600,000	Enka Insaat Ve Sanayi	$8,950,640
	CONSTRUCTION MATERIALS – 0.5%
690,000	Akcansa Cimento	4,263,620
	DIVERSIFIED FINANCIAL SERVICES – 2.9%
630,550	Akbank T.A.S.	4,610,968
1,416,356	Turkiye Garanti Bankasi	6,939,367
2,800,000	Turkiye Is Bankasi	13,411,336
		24,961,671
	FOOD & STAPLES RETAILING – 1.5%
203,200	BIM Birlesik Magazalar	12,853,236
	HOTELS RESTAURANTS & LEISURE – 0.4%
3,200,000	Marmaris Marti Otel Isletmel	3,346,252
	INSURANCE – 0.7%
1,520,833	Anadolu Hayat Emeklilik Ord	6,061,091
	TRANSPORTATION INFRASTRUCTURE – 0.2%
210,500	TAV Havalimanlari Holding*	1,785,594
	WIRELESS TELECOMMUNICATION SERVICES – 0.4%
683,166	Turkcell Iletisim Hizmetleri	3,796,756
	Total Investments in Turkish Common Stocks (cost $48,788,149)	80,769,293
INVESTMENTS IN AUSTRIAN COMMON STOCKS – 3.3%
	COMMERCIAL BANKS – 3.3%
360,868	Erste Bank Der Oester Spark* (cost $16,335,241)	29,068,096
INVESTMENTS IN DUTCH COMMON STOCKS – 1.1%
	BEVERAGES – 0.3%
93,000	Efes Breweries International (GDR)(a)	2,464,500

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — APRIL 30, 2007 (continued)

Shares	Description	Value
	FOOD & STAPLES RETAILING – 0.8%
219,700	Pyaterochka Holding (GDR)(a)*	$6,700,850
	Total Investments in Dutch Common Stocks (cost $5,871,109)	9,165,350
INVESTMENTS IN CYPRUS COMMON STOCKS – 1.0%
	OIL, GAS & CONSUMABLE FUELS – 1.0%
1,050,000	Urals Energy Public Co., Ltd.(a)* (cost $5,541,802)	8,922,769
INVESTMENTS IN BERMUDA COMMON STOCKS – 0.4%
	OIL, GAS & CONSUMABLE FUELS – 0.4%
52,000	Vostok Nafta Investment (SDR)(a)* (cost $265,840)	3,252,277
CLOSED END INVESTMENT COMPANY – 1.7%
	VIRGIN ISLANDS – 1.7%
4,094,119	RenShares Utilities-Rengen(a) (cost $6,511,451)	14,943,534
	Total Investments in Stocks – 95.6% (cost $418,677,565)	832,585,725

Shares	Description	Value
SECURITIES LENDING COLLATERAL – 3.6%
31,499,255	Daily Assets Fund Institutional, 5.33%††† (cost $31,499,255)	$31,499,255
	Total Investments – 99.2% (cost $450,176,820)	864,084,980
	Liabilities in excess of cash and other assets – (0.8%)	7,248,733
NET ASSETS – 100.0%		$871,333,713

*  Non-income producing security.

†  144A - Restricted to resale to institutional investors only.

††  All or a portion of these securities were on loan. The value of all securities loaned at April 30, 2007 amounted to $30,825,722, which is 3.5% of the net assets.

†††  Represents collateral held in connection with securities lending. Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(a)  Security listed in country of incorporation. Significant business activities of company are in Russia.

Key

ADR  –  American Depository Receipt

GDR  –  Global Depository Receipt

SDR  –  Swedish Depository Receipt

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2007 (unaudited)

ASSETS
Investments, at value, (cost $418,677,565) — including $30,825,722 of securities loaned	$832,585,725
Investment in Daily Assets Fund Institutional (cost $31,499,255)*	31,499,255
Cash and foreign currency (cost $6,663,603)	6,943,774
Receivable for investments sold	29,742,486
Dividends receivable	2,816,667
Foreign withholding tax refund receivable	269,257
Interest receivable	4,958
Other assets	70,041
Total assets	903,932,163
LIABILITIES
Payable upon return of securities loaned	31,499,255
Management fee payable	397,851
Investment advisory fee payable	192,385
Payable for Directors' fees and expenses	33,298
Accrued expenses and accounts payable	475,661
Total liabilities	32,598,450
NET ASSETS	$871,333,713
Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares)	$408,102,200
Cost of 4,683,806 shares held in treasury	(28,450,869)
Distributions in excess of net investment income	(3,601,809)
Accumulated net realized gain on investments and foreign currency transactions	81,095,860
Net unrealized appreciation on investments and foreign currency related transactions	414,188,331
Net assets	$871,333,713
Net asset value per share ($871,333,713 ÷ 14,794,916) shares of common stock issued and outstanding)	$58.89

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF OPERATIONS

For the six months ended April 30, 2007 (unaudited)
NET INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $322,819)	$3,077,820
Interest	289,241
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	133,999
Total investment income	3,501,060
Expenses:
Management fee	2,215,683
Investment advisory fee	1,070,649
Custodian fee	527,705
Services to shareholders	9,152
Reports to shareholders	114,500
Directors' fees and expenses	71,520
Legal fee	40,200
Audit fee	44,590
NYSE Listing Fee	15,385
Insurance	29,855
Miscellaneous	44,240
Total expenses before custody credits	4,183,479
Less: custody credits*	(135,940)
Net expenses	4,047,539
Net investment income (loss)	(546,479)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	81,677,693
Foreign currency transactions	507,744
Net unrealized appreciation (depreciation) during the period on:
Investments	51,638,224
Translation of other assets and liabilities from foreign currency	241,567
Net gain on investments and foreign currency transactions	134,065,228
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$133,518,749

*The custody credits are attributable to interest earned on U.S. cash balances held on deposit at custodian.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2007 (unaudited)	For the year ended October 31, 2006
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(546,479)	$7,220,506
Net realized gain (loss) on:
Investments	81,677,693	68,057,547
Foreign currency transactions	507,744	(515,014)
Net unrealized appreciation (depreciation) on:
Investment transactions during the period	51,638,224	148,847,632
Translation of other assets and liabilities from foreign currency	241,567	32,546
Net increase in net assets resulting from operations	133,518,749	223,643,217
Distributions to shareholders from:
Net investment income	(8,177,463)	(3,365,079)
Net realized gains	(69,060,356)	(27,756,803)
Capital share transactions:
Net proceeds from rights offering of Fund shares (0 and 3,417,070 shares, respectively)	—	131,742,212
Net proceeds from reinvestment of dividends (792,411 and 388,226 shares, respectively)	42,330,558	16,484,086
Net increase (decrease) in net assets from capital share transactions	42,330,558	148,226,298
Total increase in net assets	98,611,488	340,747,633
NET ASSETS
Beginning of period	772,722,225	431,974,592
End of period (including distributions in excess of net investment income of $3,601,809 and undistributed net investment income of $5,122,133 as of April 30, 2007 and October 31, 2006, respectively)	$871,333,713	$772,722,225

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six months ended April 30, 2007		For the years ended October 31,
	(unaudited)		2006	2005	2004	2003	2002
Per share operating performance:
Net asset value:
Beginning of period	$55.18		$42,36	$28.64	$23.08	$15.93	$13.83
Net investment income (loss)	(.04)		.55	.27	.20	.21	(.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	9.42		18.67	13.62	7.97	6.86	2.37
Increase (decrease) from investment operations	9.38		19.22	13.89	8.17	7.07	2.30
Increase resulting from share repurchases	—		—	—	.02	.08	.06
Distributions from net investment income	(.58)		(.33)	(.17)	(.22)	—	(.10)
Distributions from net realized gains on investment transactions	(4.93)		(2.72)	—	—	—	(.13)
Total distributions†	(5.51)		(3.05)	(.17)	(.22)	—	(.23)
Dilution from rights offering	—		(2.85)	—	(2.15)	—	—
Dealer manager fees and offering costs	—		(0.40)	—	(0.25)	—	—
Dilution in NAV from dividend reinvestment	(.16)		(0.10)	—	(.01)	—	(.03)
Net asset value:
End of period	$58.89		$55.18	$42.36	$28.64	$23.08	$15.93
Market value:
End of period	$51.22		$49.94	$44.89	$24.99	$21.25	$13.25
Total investment return for the period:††
Based upon market value	13.15	%****	19.25%	80.71%	18.73%	60.38%	23.43%
Based upon net asset value	17.83	%****	48.55%*	48.74%	35.20%*	44.88%	17.05%
Ratio to average net assets:
Total expenses before custody credits**	1.02	%***	1.09%	1.20%	1.27%	1.51%	1.55%
Net investment income (loss)	(.07	)%*****	1.08%	.78%	.81%	1.00%	(.44)%
Portfolio turnover	28.74	%***	31.86%	30.16%	45.29%	43.88%	57.77%
Net assets at end of period (000's)	$871,334		$772,722	$431,975	$292,027	$177,766	$126,467

  †  For U.S. tax purposes, total distributions consisted of:

Ordinary income	$(.584)	$(.545)	$(0.17)	$(0.22)	—	$(0.23)
Long term capital gains	$(4.932)	$(2.507)	—	—	—	—
	$(5.516)	$(3.052)	$(0.17)	$(0.22)	—	$(0.23)

  ††  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  *  Return excludes the effect of the $2.15 and $3.25 respectively, for 2004 and 2006 per share dilution associated with the Fund's rights offering.

  **  The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are .99%, 1.04%, 1.19%, 1.26%, 1.50% and 1.54% for 2007, 2006, 2005, 2004, 2003 and 2002, respectively.

  ***  Annualized

  ****  Not Annualized

  *****  Not Annualized. The ratio for the six months ended April 30, 2007 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2007 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The Central Europe and Russia Fund, Inc. is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 A.M., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund's portfolio securities pr incipally trade would require adjustment to the closing market prices in order to reflect fair value.

In September 2006, The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Securities Lending: The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to or greater than the "Margin Percentage" of the value of the securities loaned. "Margin Percentage" shall mean (i) for collateral which is denominated in the same currency as the loaned securities, 102%, and (ii) for collateral which is denominated in a currency different from that of the loaned securities, 105%. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exe mptive Orders issued by the SEC. Deutsche Asset Management receives a management fee on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency are translated into United States dollars at the 11:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2007 (unaudited) (continued)

Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

The cost of investments at April 30, 2007 was $422,740,553 for United States Federal income tax purposes. Accordingly, as of April 30, 2007, net unrealized appreciation of investments aggregated $409,845,172, of which $413,895,020 and $4,049,848 related to unrealized appreciation and depreciation, respectively.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position a t this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the period ended April 30, 2007, the fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .80% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2007 (unaudited) (continued)

investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders to select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the period ended April 30, 2007, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $4,550 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Effective February 1, 2007, DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent paying function to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six month ended April 30, 2007, the amount charged to the Fund by DWS-SISC aggregated $9,152.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended April 30, 2007 were $115,503,326 and $173,372,811, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

The Fund had no capital stock repurchase activity for the six months ended April 30, 2007. During the six months ended April 30, 2007, the Fund reissued 792,411 shares held in treasury as part of the dividend reinvestment plan.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.ceefund.com or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Scudder Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

DR. KURT W. BOCK

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

DR. FRANK TRÖMEL

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

ELISA METZGER

Chief Legal Officer

BRETT ROGERS

Chief Compliance Officer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

49680 (6/07)

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

DWS Scudder Investments Service Company
210 W 10th Street 6th Floor
Attn Closed End Fund Area
Kansas City, MO 64105
Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The Central Europe and Russia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE, RTX and ISE National 30 indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at:
www.ceefund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Period

November 1 through November 30	0	$0.0	n/a	n/a
December 1 through December 31	0	$0.0	n/a	n/a
January 1 through January 31	0	$0.0	n/a	n/a
February 1 through February 28	0	$0.0	n/a	n/a
March 1 through March 31	0	$0.0	n/a	n/a
April 1 through April 30	0	$0.0	n/a	n/a

Total	0	$0.0	0	0

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Central Europe & Russia Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Central Europe & Russia Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007